AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 May ETF
AllianzIM U.S. Large Cap Buffer20 May ETF
(each a “Fund” and together the “Funds”)

Supplement, dated April 28, 2023
to each Fund’s Prospectus, dated April 19, 2023

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. Each Fund will begin its initial Outcome Period on May 1, 2023, as shown in the table below.

The Cap for each Fund for the initial Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	Initial Outcome Period	Initial Outcome Period Cap
AllianzIM U.S. Large Cap Buffer10 May ETF	MAYT	May 1, 2023, to April 30, 2024	19.42% (before management fee) 18.68% (after management fee)
AllianzIM U.S. Large Cap Buffer20 May ETF	MAYW	May 1, 2023, to April 30, 2024	12.98% (before management fee) 12.24% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

Each Fund’s prospectus is amended to revise all references to the Cap to reflect the corresponding Initial Outcome Period Cap, as set forth in the table above.